UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: November 9, 2005
BAYLAKE CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	001-16339	39-1268055

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number	Identification No.)

217 North Fourth Avenue, Sturgeon Bay, Wisconsin		54235

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(920) 743-5551
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition.
On November 9, 2005, Baylake Corp. announced its results for the third quarter of fiscal 2005, ended September 30, 2005. A copy of Baylake Corp.’s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.
* * * * *
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2005	BAYLAKE CORP. (Registrant)
	By:	/s/ Steven Jennerjohn
Steven Jennerjohn
Chief Financial Officer

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